EXHIBIT 21

Subsidiary Name	Jurisdiction of Organization
0722548 B.C. Ltd.	British Columbia
100 Knoedler Road, LLC	Delaware
100 Trich Drive LLC	Delaware
1000 Aston Gardens Drive, LLC	Delaware
101 E 87th Ave LLC	Delaware
101052983 Saskatchewan Ltd.	Saskatchewan
10475 Wilshire Boulevard Borrower, LLC	Delaware
10475 Wilshire Boulevard, LLC	Delaware
10600 East 13th Street North, LLC	Delaware
10700 Charter Drive LLC	Delaware
10710 Charter Drive LLC	Delaware
10800 Potomac Tennis Lane Holdco LLC	Delaware
10800 Potomac Tennis Lane LLC	Delaware
11320 North Council Road, LLC	Delaware
1133 Black Rock Road, LLC	Delaware
1137915 B.C. Ltd.	British Columbia
1200 North State Street Jackson LLC	Delaware
12188A North Meridian St LLC	Delaware
12188B North Meridian St LLC	Delaware
1220 La Venta Drive Westlake Medical LLC	Delaware
1231356 Ontario Limited	Ontario
1250 La Venta Drive Community Medical LLC	Delaware
12951 W. Linebaugh Avenue, LLC	Delaware
1301489 Ontario Limited	Ontario
13075 Evening Creek Drive South, LLC	Delaware
1311 Aston Gardens Court, LLC	Delaware
1312417 Ontario Limited	Ontario
13200 South May Avenue, LLC	Delaware
135 Bunton Creek Rd LLC	Delaware
139 East 56th Street Investor LLC	Delaware
139 East 56th Street Landlord LLC	Delaware
139 East 56th Street Landlord Mezz LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
1501 N Florence Ave LLC	Delaware
1512 12th Avenue LLC	Delaware
15255 Max Leggett Parkway Jacksonville LLC	Delaware
1528670 Ontario Limited	Ontario
1530 Needmore Rd LLC	Delaware
15401 North Pennsylvania Avenue, LLC	Delaware
1555 E. South Boulevard Rochester Hills LLC	Delaware
1574 Creekside Drive Folsom, LLC	California
1600 Center Road, LLC	Delaware
1640 Newport Blvd. LP	Delaware
1814 Roseland Boulevard LLC	Delaware
1815 E Lake Mead Blvd LLC	Delaware
1900 N Loop W Fwy LLC	Delaware
1921 Waldemere St LLC	Delaware
1931 Southwest Arvonia Place, LLC	Delaware
195 Fore River Pkwy LLC	Delaware
1950 Sunny Crest Dr LLC	Delaware
2 Hospital Plaza Old Bridge LLC	Delaware

2000 Emerald Court LLC	Delaware
20207 Chasewood Park Drive LLC	Delaware
2035244 Ontario Inc.	Ontario
2050 North Webb Road, LLC	Delaware
2101 Charlotte Street Kansas City LLC	Delaware
2101 New Hope Street, LLC	Delaware
220 North Clark Drive, LLC	Delaware
2200 NW Myhre Road LLC	Delaware
2217 Decatur Highway LLC	Delaware
2222 S Harbor City Blvd 1070 Prospect Ave LLC	Delaware
231 Courtyard Boulevard, LLC	Delaware
2315 Myrtle Street Erie LLC	Delaware
2323 N Casaloma Drive LLC	Delaware
23351 Prairie Star Pkwy LLC	Delaware
2340829 Ontario Inc.	Ontario
2340830 Ontario Inc.	Ontario
239 Cross Road LLC	Delaware
2419 North Euclid Avenue Upland, LLC	California
2488 N California Street LLC	Delaware
2721 Willow Street LP	Delaware
27783 Center Drive LP	Delaware
2800 60th Avenue West, LLC	Delaware
2929 West Holcombe Boulevard, LLC	Delaware
300 St. Albans Drive, LP	Delaware
300 W Country Club Rd LLC	Delaware
303 West Lake Street LLC	Delaware
3220 Peterson Road, LLC	Delaware
3485 Independence Drive LLC	Delaware
35 Fenton Street, LLC	Delaware
350 W Country Club Rd LLC	Delaware
3535 Manchester Avenue Borrower, LLC	Delaware
3535 Manchester Avenue, LLC	Delaware
3535 N. Hall Street, LLC	Delaware
3650 Southeast 18th Avenue, LLC	Delaware
3688 Veterans Memorial Drive LLC	Delaware
4 Forge Hill Road Franklin LLC	Delaware
4 Wallace Bashaw Junior Way LLC	Delaware
4000 San Pablo Parkway, LLC	Kansas
405 Bedford LP	Delaware
415 Bedford LP	Delaware
416 Bedford LP	Delaware
4206 Stammer Place, LLC	Delaware
4308 Alton Road Miami Beach LLC	Delaware
4310 Bee Cave Road, LLC	Delaware
4315 Johns Creek Parkway, LLC	Delaware
435 Bedford LLC	Delaware
4402 South 129th Avenue West, LLC	Delaware
44344 Dequindre Road Sterling Heights LLC	Delaware
444 Merrick Road LLC	Delaware
450 South Kitsap Boulevard LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
4515 Marsha Sharp Freeway LLC	Delaware
4515 Premier Dr LLC	Delaware
4800 Aston Gardens Way, LLC	Delaware

4809 Ambassador Caffery Parkway Lafayette LLC	Delaware
4865 MacArthur Landlord LLC	Delaware
50 Greenleaf Way LLC	Delaware
50 Town Court, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
504 North River Road, LLC	Delaware
505 North Maize Road, LLC	Delaware
5282 Medical Dr LLC	Delaware
5300 West 29th Street, LLC	Delaware
5301 Creedmoor Road, LP	Delaware
5330 W Michael Drive LLC	Delaware
5455 Glenridge Drive, NE, LLC	Delaware
550 Orchard Park Rd LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
557140 B.C. Ltd.	British Columbia
560 West Mitchell Street Petoskey LLC	Delaware
5655 Hudson Dr LLC	Delaware
5939 Roosevelt Boulevard, LLC	Kansas
5999 N. University Drive, LLC	Delaware
60 Stafford Street LLC	Delaware
601 W Country Club Rd LLC	Delaware
601 West Highway 6 LLC	Delaware
6011 Farrington Road LLC	Delaware
6144 Airport Boulevard LLC	Delaware
6424 E Broadway Rd LLC	Delaware
6605 Quail Hollow Road, LLC	Delaware
6635 Lake Dr LLC	Delaware
700 Smith Street Providence LLC	Delaware
7001 Forest Avenue, LLC	Delaware
701 W. 71st Street South, LLC	Delaware
701 White Pond Dr LLC	Delaware
731 Old Buck Lane, LLC	Delaware
7442 Frank Avenue LLC	Delaware
75 Minnesota Avenue Warwick LLC	Delaware
7900 Creedmoor Road, LP	Delaware
7902 South Mingo Road East, LLC	Delaware
7916 Jefferson Blvd LLC	Delaware
800 Canadian Trails Drive, LLC	Delaware
800 Oregon Street LLC	Delaware
8120 Timberlake Way LLC	Delaware
8220 Natures Way, LLC	Delaware
831 Santa Barbara Boulevard, LLC	Delaware
880 Greendale Avenue LLC	Delaware
8800 W 75th St LLC	Delaware
8901 W 74th St LLC	Delaware
90 Avenue S.W. Property Inc.	British Columbia
90 West Avenue, LLC	Delaware
9108-9458 Quebec Inc.	Qubec
9110-9470 Quebec Inc.	Qubec
9128-6757 Quebec Inc.	Qubec
9131-6844 Quebec Inc.	Qubec
9168-0215 Quebec Inc.	Qubec
9188-4502 Quebec Inc.	Qubec
9189-2042 Quebec Inc.	Qubec

9198-9541 Quebec Inc.	Qubec
9208-0837 Quebec Inc.	Qubec
9301 W 74th St LLC	Delaware
9307-0985 Quebec Inc.	Qubec
9307-1306 Quebec Inc.	Qubec
9307-1348 Quebec Inc.	Qubec
9314-3410 Quebec Inc.	Qubec
9330 Poppy Dr LLC	Delaware
ADS/Multicare, Inc.	Delaware
Affordable Senior Housing Opportunities of New York, Inc.	New York
AL Santa Monica Senior Housing, LP	Delaware
Alberta Acres Facility Inc.	Ontario
Amherst View (Bath Road) Facility Inc.	Ontario
Apple Valley Operating Corp.	Massachusetts
Arnprior Villa Facility Inc.	Ontario
Aspen Tower Investments Ltd	Jersey
Aspen Tower Partner 1 Inc.	Delaware
Aspen Tower Partner 10 Inc.	Delaware
Aspen Tower Partner 11 Inc.	Delaware
Aspen Tower Partner 2 Inc.	Delaware
Aspen Tower Partner 3 Inc.	Delaware
Aspen Tower Partner 4 Inc.	Delaware
Aspen Tower Partner 5 Inc.	Delaware
Aspen Tower Partner 6 Inc.	Delaware
Aspen Tower Partner 7 Inc.	Delaware
Aspen Tower Partner 8 Inc.	Delaware
Aspen Tower Partner 9 Inc.	Delaware
Aspen Tower Propco 1 Ltd	United Kingdom
Aspen Tower Propco 2 Limited	United Kingdom
Aspen Tower Propco 3 Ltd	United Kingdom
Aurora Propco 2 Limited	United Kingdom
Avery Healthcare Group Limited	United Kingdom
BAL Holdings II, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania
Ballard Healthcare Investors, LLC	Delaware
Bayfield Court Operations Limited	United Kingdom
Bel Air Healthcare Investors, LLC	Delaware
Belmont Village Buckhead Tenant, LLC	Delaware
Belmont Village Buffalo Grove Tenant, LLC	Delaware
Belmont Village Buffalo Grove, L.L.C.	Delaware
Belmont Village Burbank Tenant, LLC	Delaware
Belmont Village Burbank, LLC	Delaware
Belmont Village Cardiff Tenant, LLC	Delaware
Belmont Village Carol Stream, L.L.C.	Delaware
Belmont Village Encino Tenant, LLC	Delaware
Belmont Village Encino, LLC	Delaware
Belmont Village Geneva Road Tenant, LLC	Delaware
Belmont Village Glenview Tenant, LLC	Delaware
Belmont Village Glenview, L.L.C.	Delaware
Belmont Village Green Hills Tenant, LLC	Delaware
Belmont Village Hollywood Tenant, LLC	Delaware
Belmont Village Hollywood, LLC	Delaware

Belmont Village Johns Creek Tenant, LLC	Delaware
Belmont Village Landlord 3, LLC	Delaware
Belmont Village Landlord 4, LP	Delaware
Belmont Village Landlord, LLC	Delaware
Belmont Village Memphis Tenant, LLC	Delaware
Belmont Village Oak Park Tenant, LLC	Delaware
Belmont Village Oak Park, L.L.C.	Delaware
Belmont Village Rancho Palos Verdes Tenant, LLC	Delaware
Belmont Village RPV, LLC	Delaware
Belmont Village Sabre Springs Tenant, LLC	Delaware
Belmont Village San Jose Tenant, LLC	Delaware
Belmont Village San Jose, LLC	Delaware
Belmont Village St. Matthews Tenant, LLC	Delaware
Belmont Village St. Matthews, L.L.C.	Delaware
Belmont Village Sunnyvale Tenant, LLC	Delaware
Belmont Village Sunnyvale, LLC	Delaware
Belmont Village Tenant 2, LLC	Delaware
Belmont Village Tenant 3, LLC	Delaware
Belmont Village Tenant, LLC	Delaware
Belmont Village Turtle Creek Tenant, LLC	Delaware
Belmont Village West Lake Hills Tenant, LLC	Delaware
Belmont Village West University Tenant, LLC	Delaware
Belmont Village Westwood Tenant, LLC	Delaware
Benchmark Investments X LP	Delaware
Benchmark Investments XI LP	Delaware
Benchmark Investments XII LP	Delaware
Benchmark Investments XIV LLC	Delaware
Berkshire Subtenant LP	Delaware
BKD-HCN Landlord, LLC	Delaware
BKD-HCN Tenant, LLC	Delaware
Boardman Physicians LLC	Delaware
Broadway 85th Investor LLC	Delaware
Broadway 85th Landlord Mezz LLC	Delaware
Broadway 85th LLC	Delaware
Broadway 85th Tenant LLC	Delaware
Broadway 85th Tenant Mezz LLC	Delaware
Brockport Tenant, LLC	Delaware
Brockville Facility Inc.	Ontario
Brooklyn Healthcare Investors, LLC	Delaware
Broomfield CO Senior Living Owner, LLC	Delaware
BSL Sparti TRS LLC	Delaware
Burbank Subtenant LP	Delaware
Bushey Property Holdings S.a.r.l.	Luxembourg
B-X Operations Holding Company LLC	Delaware
B-X Shelburne LLC	Delaware
B-XI Operations Holding Company LLC	Delaware
B-XII Operations Holding Company LLC	Delaware
B-XIV Operations Holding Company LLC	Delaware
Camelia Care Limited	United Kingdom
Cassils Road West Property Inc.	British Columbia
Castle Rock Healthcare Investors, LLC	Delaware
Cerritos Subtenant LP	Delaware
Chapel Hill II JV Sub, LLC	Delaware
Chapel Hill II JV, LLC	Delaware

Churchill Facility Inc.	Ontario
Cincinnati Physicians, LLC	Delaware
Claremont Facility Inc.	Ontario
Clover Communities Beavercreek LLC	Ohio
Clover Communities Bethel Park LLC	Delaware
Clover Communities Camillus LLC	New York
Clover Communities Fries, LLC	New York
Clover Communities Hamilton LLC	Ohio
Clover Communities Harborcreek, L.P.	Pennsylvania
Clover Communities Independence LLC	Delaware
Clover Communities Johnson City, LLC	New York
Clover Communities Lancaster, LLC	New York
Clover Communities Lorain LLC	Ohio
Clover Communities New Hartford, LLC	New York
Clover Communities North Fayette, LLC	Delaware
Clover Communities Scranton, LLC	Delaware
Clover Communities Southwestern LLC	New York
Clover Communities Sweethome, LLC	New York
Clover Communities Sylvania LLC	Ohio
Clover Communities Taylor LLC	Delaware
Collierville Care, LLC	Michigan
Columbia Boulevard West Property Inc.	British Columbia
Coon Rapids Healthcare Investors, LLC	Delaware
Coventry Subtenant LP	Delaware
CPF Landlord, LLC	Delaware
Crystal JV, LLC	Delaware
Crystal REIT Investors, LLC	Delaware
CSH-HCN (Alexander) Inc.	Ontario
CSH-HCN (Avondale) Inc.	Ontario
CSH-HCN (Belcourt) Inc.	Ontario
CSH-HCN (Christopher) Inc.	Ontario
CSH-HCN (Fountains) Inc.	Ontario
CSH-HCN (Gordon) Inc.	Ontario
CSH-HCN (Heritage) Inc.	Ontario
CSH-HCN (Kingsville) Inc.	Ontario
CSH-HCN (Lansing) Inc.	Ontario
CSH-HCN (Leamington) Inc.	Ontario
CSH-HCN (Livingston) Inc.	Ontario
CSH-HCN (Marquis) Inc.	Ontario
CSH-HCN (McConnell) Inc.	Ontario
CSH-HCN (Pines) Inc.	Ontario
CSH-HCN (Regent Park) Inc.	Canada
CSH-HCN (Rideau) Inc.	Ontario
CSH-HCN (Royalcliffe) Inc.	Ontario
CSH-HCN (Scarlett) Inc.	Ontario
CSH-HCN (Tranquility) Inc.	Ontario
CSH-HCN Lessee (Alexander) GP Inc.	Ontario
CSH-HCN Lessee (Alexander) LP	Ontario
CSH-HCN Lessee (Archer) GP Inc.	Ontario
CSH-HCN Lessee (Archer) LP	Ontario
CSH-HCN Lessee (Avondale) GP Inc.	Ontario
CSH-HCN Lessee (Avondale) LP	Ontario
CSH-HCN Lessee (Belcourt) GP Inc.	Ontario
CSH-HCN Lessee (Belcourt) LP	Ontario

CSH-HCN Lessee (Boulogne) GP Inc.	Ontario
CSH-HCN Lessee (Boulogne) LP	Ontario
CSH-HCN Lessee (Chicoutimi) GP Inc.	Ontario
CSH-HCN Lessee (Chicoutimi) LP	Ontario
CSH-HCN Lessee (Christopher) GP Inc.	Ontario
CSH-HCN Lessee (Christopher) LP	Ontario
CSH-HCN Lessee (Ecores) GP Inc.	Ontario
CSH-HCN Lessee (Ecores) LP	Ontario
CSH-HCN Lessee (Fountains) GP Inc.	Ontario
CSH-HCN Lessee (Fountains) LP	Ontario
CSH-HCN Lessee (Giffard) GP Inc.	Ontario
CSH-HCN Lessee (Giffard) LP	Ontario
CSH-HCN Lessee (Gordon) GP Inc.	Ontario
CSH-HCN Lessee (Gordon) LP	Ontario
CSH-HCN Lessee (Harmonie) GP Inc.	Ontario
CSH-HCN Lessee (Harmonie) LP	Ontario
CSH-HCN Lessee (Heritage) GP Inc.	Ontario
CSH-HCN Lessee (Heritage) LP	Ontario
CSH-HCN Lessee (Imperial) GP Inc.	Ontario
CSH-HCN Lessee (Imperial) LP	Ontario
CSH-HCN Lessee (Jonquiere) GP Inc.	Ontario
CSH-HCN Lessee (Jonquiere) LP	Ontario
CSH-HCN Lessee (Kingsville) GP Inc.	Ontario
CSH-HCN Lessee (Kingsville) LP	Ontario
CSH-HCN Lessee (Lachine) GP Inc.	Ontario
CSH-HCN Lessee (Lachine) LP	Ontario
CSH-HCN Lessee (Lansing) GP Inc.	Ontario
CSH-HCN Lessee (Lansing) LP	Ontario
CSH-HCN Lessee (l'Atrium) GP Inc.	Ontario
CSH-HCN Lessee (l'Atrium) LP	Ontario
CSH-HCN Lessee (Laviolette) GP Inc.	Ontario
CSH-HCN Lessee (Laviolette) LP	Ontario
CSH-HCN Lessee (Leamington) GP Inc.	Ontario
CSH-HCN Lessee (Leamington) LP	Ontario
CSH-HCN Lessee (L'Ermitage) GP Inc.	Ontario
CSH-HCN Lessee (l'Ermitage) LP	Ontario
CSH-HCN Lessee (L'Estrie) GP Inc.	Ontario
CSH-HCN Lessee (L'Estrie) LP	Ontario
CSH-HCN Lessee (Livingston) GP Inc.	Ontario
CSH-HCN Lessee (Livingston) LP	Ontario
CSH-HCN Lessee (Marquis) GP Inc.	Ontario
CSH-HCN Lessee (Marquis) LP	Ontario
CSH-HCN Lessee (McConnell) GP Inc.	Ontario
CSH-HCN Lessee (McConnell) LP	Ontario
CSH-HCN Lessee (Notre-Dame) GP Inc.	Ontario
CSH-HCN Lessee (Notre-Dame) LP	Ontario
CSH-HCN Lessee (Pines) GP Inc.	Ontario
CSH-HCN Lessee (Pines) LP	Ontario
CSH-HCN Lessee (Pointe-Aux-Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Pointe-Aux-Trembles) LP	Ontario
CSH-HCN Lessee (Renaissance) GP Inc.	Ontario
CSH-HCN Lessee (Renaissance) LP	Ontario
CSH-HCN Lessee (Rideau) GP Inc.	Ontario
CSH-HCN Lessee (Rideau) LP	Ontario

CSH-HCN Lessee (Rive-Sud) GP Inc.	Ontario
CSH-HCN Lessee (Rive-Sud) LP	Ontario
CSH-HCN Lessee (Royalcliffe) GP Inc.	Ontario
CSH-HCN Lessee (Royalcliffe) LP	Ontario
CSH-HCN Lessee (Saguenay) GP Inc.	Ontario
CSH-HCN Lessee (Saguenay) LP	Ontario
CSH-HCN Lessee (Saint-Jerome) GP Inc.	Ontario
CSH-HCN Lessee (Saint-Jerome) LP	Ontario
CSH-HCN Lessee (Scarlett) GP Inc.	Ontario
CSH-HCN Lessee (Scarlett) LP	Ontario
CSH-HCN Lessee (Tranquility) GP Inc.	Ontario
CSH-HCN Lessee (Tranquility) LP	Ontario
CSH-HCN Lessee (Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Trembles) LP	Ontario
CSH-HCN Lessee (Wellesley) GP Inc.	Ontario
CSH-HCN Lessee (Wellesley) LP	Ontario
CW Property Inc.	British Columbia
Dawn Opco II Limited	United Kingdom
Dawn Opco Limited	United Kingdom
DELM Nursing, Inc.	Pennsylvania
Denver Tenant, LLC	Delaware
DRF Boardman LLC	Minnesota
DRF Durango LLC	Minnesota
DRF Fenton LLC	Minnesota
DRF Gig Harbor LLC	Minnesota
DRF Monticello Medical Building LLC	Minnesota
DRF Shawnee Mission LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Westminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
DSL Landlord II, LLC	Delaware
DSL Landlord, LLC	Delaware
DSL Tenant II, LLC	Delaware
DSL Tenant, LLC	Delaware
Dublin Senior Community DRV, LLC	Oklahoma
Dublin Senior Community WPP, LLC	Oklahoma
East 56th Street Investor LLC	Delaware
East 56th Street Tenant LLC	Delaware
Edgemont Facility Inc.	Ontario
Element Acquisition Sub. 3, LLC	Delaware
EPC Hammes LLC	Delaware
EPC IRA LLC	Delaware
EPC Sparti LLC	Delaware
EPOCH at Hingham Subtenant, LLC	Delaware
EPOCH at Wellesley Subtenant, LLC	Delaware
EPOCH at Westford Subtenant, LLC	Delaware
EPOCH Landlord, LLC	Delaware
EPOCH Tenant, LLC	Delaware
Faribault Assisted Living, LLC	Minnesota
FCA Finance B Secured Party, LLC	Delaware
FC-GEN Acquisition Holding, LLC	Delaware
FC-GEN Acquisition, Inc.	Delaware
FC-GEN Real Estate, LLC	Delaware
FHC Mount Vernon LLC	Minnesota

Fieldgate Facility Inc.	Ontario
First Tower Holdco, LLC	Delaware
First Tower Insurance, LLC	Tennessee
FLA-PALM COURT Limited Partnership	Florida
Fleetwood Villa Facility Inc.	Ontario
G & L Tustin III, LP	Delaware
G&L 4150 Regents LP	Delaware
G&L 436 Bedford LLC	Delaware
Gemini KC Land, L.L.C.	Oklahoma
Gemini Las Colinas, L.L.C.	Oklahoma
Gemini Villa Ventura, L.L.C.	Oklahoma
Gemini Wexford, L.L.C.	Oklahoma
Genesis Eldercare Corp.	Delaware
Genesis Eldercare National Centers, Inc.	Florida
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis Healthcare Centers Holdings, Inc.	Delaware
Genesis HealthCare Corporation	Pennsylvania
Genesis Healthcare Holding Company I, Inc.	Delaware
Genesis Healthcare Holding Company II, Inc.	Delaware
Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	Virginia
Genesis Meridian 7 Partnership Holding Company L.L.C.	Delaware
Genoa Healthcare Investors, LLC	Delaware
Geriatric and Medical Services, Inc.	New Jersey
Gig Harbor Physicians, LLC	Delaware
Golden Gate Subtenant LP	Delaware
Grace Lodge Care Operating S.a.r.l.	Luxembourg
Grace Lodge Care S.a.r.l.	Luxembourg
Gracewell (Newmarket) Limited	United Kingdom
Gracewell Healthcare 1 Limited	United Kingdom
Gracewell Healthcare 2 Limited	United Kingdom
Gracewell Healthcare 3 Limited	United Kingdom
Gracewell Healthcare 4 Limited	United Kingdom
Gracewell Investment No.2 S.a.r.l.	Luxembourg
Gracewell Investment No.3 S.a.r.l.	Luxembourg
Gracewell Investment No.4 S.a.r.l.	Luxembourg
Gracewell Operations Holding Limited	United Kingdom
Gracewell Properties (Abercorn) S.a.r.l.	Luxembourg
Gracewell Properties (Adderbury) S.a.r.l.	Luxembourg
Gracewell Properties (Bath) S.a.r.l.	Luxembourg
Gracewell Properties (Birmingham) S.a.r.l.	Luxembourg
Gracewell Properties (Bournville) S.a.r.l.	Luxembourg
Gracewell Properties (Church Crookham) S.a.r.l.	Luxembourg
Gracewell Properties (Fareham) S.a.r.l.	Luxembourg
Gracewell Properties (Frome) S.a.r.l.	Luxembourg
Gracewell Properties (Hamilton) S.a.r.l.	Luxembourg
Gracewell Properties (Horley) S.a.r.l.	Luxembourg
Gracewell Properties (Kentford) S.a.r.l.	Luxembourg
Gracewell Properties (Lane End) S.a.r.l.	Luxembourg
Gracewell Properties (Little Bookham) S.a.r.l.	Luxembourg
Gracewell Properties (Newbury) S.a.r.l.	Luxembourg
Gracewell Properties (Salisbury) S.a.r.l.	Luxembourg
Gracewell Properties (Shelbourne) S.a.r.l.	Luxembourg

Gracewell Properties (Solihull) S.a.r.l.	Luxembourg
Gracewell Properties (Sutton Coldfield) S.a.r.l.	Luxembourg
Gracewell Properties (Sutton) S.a.r.l.	Luxembourg
Gracewell Properties (Weymouth) S.a.r.l.	Luxembourg
Gracewell Properties (Woking) S.a.r.l.	Luxembourg
Gracewell Properties Holding S.a.r.l.	Luxembourg
Grove City Care 2015, LLC	Michigan
GWC-Broadway 85th Inc.	Virginia
GWC-Crestwood, Inc.	Virginia
GWC-Dix Hills, Inc.	Virginia
GWC-East 56th Street Inc.	Virginia
GWC-East Meadow, Inc.	Virginia
GWC-East Setauket, Inc.	Virginia
GWC-Glen Cove, Inc.	Virginia
GWC-Holbrook, Inc.	Virginia
GWC-Huntington Terrace Inc.	Virginia
GWC-Plainview, Inc.	Virginia
GWC-Savoy Inc.	Virginia
GWC-West Babylon, Inc.	Virginia
Habitation Domaine Des Trembles Inc.	Qubec
Habitation Faubourg Giffard Inc.	Qubec
Hammonds Lane Meridian Limited Partnership	Maryland
Harnett Health Investors, LP	Virginia
Hawthorns Retirement Group UK Limited	United Kingdom
Hawthorns Retirement UK Limited	United Kingdom
HCN (Pembroke) Property Inc.	British Columbia
HCN (ROSEHILL) PROPERTY INC.	Ontario
HCN (Stonehaven) Property Inc.	British Columbia
HCN Canadian Holdings GP-1 Ltd.	Ontario
HCN Canadian Holdings LP-1 Ltd.	Ontario
HCN Canadian Holdings-1 LP	Ontario
HCN Canadian Holdings-1 Subco Ltd.	Ontario
HCN Canadian Investment (Regent Park) LP	Ontario
HCN Canadian Investment-1 LP	Ontario
HCN Canadian Investment-4 LP	Ontario
HCN Canadian Investment-5 LP	Ontario
HCN Canadian Investment-5 ULC	British Columbia
HCN Canadian Leasing (British Columbia) Ltd.	British Columbia
HCN Canadian Leasing Ltd.	Ontario
HCN Canadian Leasing-4 Ltd.	British Columbia
HCN Canadian Management Services Ltd.	Ontario
HCN Canadian Properties Inc.	New Brunswick
HCN Development Services Group, Inc.	Indiana
HCN DownREIT Member GP, LLC	Delaware
HCN DownREIT Member JV, LP	Delaware
HCN DownREIT Member, LLC	Delaware
HCN DSL Member GP, LLC	Delaware
HCN DSL Member JV, LP	Delaware
HCN DSL Member REIT, LLC	Delaware
HCN DSL Member TRS, LLC	Delaware
HCN Emerald Holdings, LLC	Delaware
HCN G&L DownREIT II GP, LLC	Delaware
HCN G&L DownREIT II, LLC	Delaware
HCN G&L DownREIT LLC	Delaware

HCN G&L Holy Cross Sub, LLC	Delaware
HCN G&L Roxbury Sub, LLC	Delaware
HCN G&L Santa Clarita Sub, LLC	Delaware
HCN G&L Valencia Sub, LLC	Delaware
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Investment (Regent Park) GP Ltd.	Ontario
HCN Investment GP-1 Ltd.	Ontario
HCN Investment GP-4 Ltd.	Ontario
HCN Investment GP-5 Ltd.	Ontario
HCN Kensington Victoria Leasing Ltd.	British Columbia
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Lessee (Pembroke) GP Inc.	British Columbia
HCN Lessee (Pembroke) LP	Ontario
HCN Lessee (Stonehaven) GP Inc.	British Columbia
HCN Lessee (Stonehaven) LP	Ontario
HCN Purchasing Group, LLC	Delaware
HCN Ross Leasing Ltd.	Ontario
HCN Ross Leasing Ltd. - (Continued)	British Columbia
HCN Ross Leasing Ltd. - OLD	British Columbia
HCN Share Holdings JV GP, LLC	Delaware
HCN Share Holdings JV, LP	Delaware
HCN Sunwood Leasing Ltd.	British Columbia
HCN UK Holdco Limited	Jersey
HCN UK Investments Limited	Jersey
HCN UK Management Services Limited	United Kingdom
HCN-COGIR LESSEE GP INC.	Ontario
HCN-COGIR LESSEE LP	Ontario
HCN-Revera (Annex) Inc.	Ontario
HCN-Revera (Appleby Place) Inc.	Ontario
HCN-Revera (Aspen Ridge) Inc.	Ontario
HCN-Revera (Beechwood) Inc.	Ontario
HCN-Revera (Bough Beeches Place) Inc.	Ontario
HCN-Revera (Centennial Park Place) Inc.	Ontario
HCN-Revera (Churchill Place) Inc.	Ontario
HCN-Revera (Colonel By) Inc.	Ontario
HCN-Revera (Constitution Place) Inc.	Ontario
HCN-Revera (Don Mills/Donway Place) Inc.	Ontario
HCN-Revera (Edinburgh) Inc.	Ontario
HCN-Revera (Evergreen) Inc.	Ontario
HCN-Revera (Fergus Place) Inc.	Ontario
HCN-Revera (Forest Hill Place) Inc.	Ontario
HCN-Revera (Glynnwood) Inc.	Ontario
HCN-Revera (Hollyburn House) Inc.	Ontario
HCN-Revera (Inglewood) Inc.	Ontario
HCN-Revera (Kensington Victoria) Inc.	Ontario
HCN-Revera (Kensington) Inc.	Ontario
HCN-Revera (Leaside) Inc.	Ontario
HCN-Revera (Parkwood Court) Inc.	Ontario
HCN-Revera (Parkwood Manor) Inc.	Ontario
HCN-Revera (Parkwood Place) Inc.	Ontario
HCN-Revera (Rayoak Place) Inc.	Ontario
HCN-Revera (Regal) Limited Partnership	Ontario
HCN-Revera (River Ridge) Inc.	Ontario

HCN-Revera (Stone Lodge) Inc.	Ontario
HCN-Revera (Valley Stream) Inc.	Ontario
HCN-Revera (Victoria Place) Inc.	Ontario
HCN-Revera (Weber) Inc.	Ontario
HCN-Revera (Wellington) Inc.	Ontario
HCN-Revera (Westwood) Inc.	Ontario
HCN-Revera (Whitecliff) Inc.	Ontario
HCN-Revera (Windermere on the Mount) Inc.	Ontario
HCN-Revera Joint Venture GP Inc.	Ontario
HCN-Revera Joint Venture Limited Partnership	Ontario
HCN-Revera Joint Venture ULC	British Columbia
HCN-Revera Lessee (Alta Vista) GP Inc.	Ontario
HCN-Revera Lessee (Alta Vista) LP	Ontario
HCN-Revera Lessee (Annex) GP Inc.	Ontario
HCN-Revera Lessee (Annex) LP	Ontario
HCN-Revera Lessee (Appleby Place) GP Inc.	Ontario
HCN-Revera Lessee (Appleby Place) LP	Ontario
HCN-Revera Lessee (Arnprior Villa) GP Inc.	Ontario
HCN-Revera Lessee (Arnprior Villa) LP	Ontario
HCN-Revera Lessee (Aspen Ridge) GP Inc.	Ontario
HCN-Revera Lessee (Aspen Ridge) LP	Ontario
HCN-Revera Lessee (Barrhaven) GP Inc.	Ontario
HCN-Revera Lessee (Barrhaven) LP	Ontario
HCN-Revera Lessee (Beechwood) GP Inc.	Ontario
HCN-Revera Lessee (Beechwood) LP	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) LP	Ontario
HCN-Revera Lessee (Bentley Regina) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Regina) LP	Ontario
HCN-Revera Lessee (Bentley Saskatoon) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Saskatoon) LP	Ontario
HCN-Revera Lessee (Bentley Swift Current) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Swift Current) LP	Ontario
HCN-Revera Lessee (Bentley Yorkton) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Yorkton) LP	Ontario
HCN-Revera Lessee (Birkdale) GP Inc.	Ontario
HCN-Revera Lessee (Birkdale) LP	Ontario
HCN-Revera Lessee (Bough Beeches Place) GP Inc.	Ontario
HCN-Revera Lessee (Bough Beeches Place) LP	Ontario
HCN-Revera Lessee (Bradgate Arms) GP Inc.	Ontario
HCN-Revera Lessee (Bradgate Arms) LP	Ontario
HCN-Revera Lessee (Briargate) GP Inc.	Ontario
HCN-Revera Lessee (Briargate) LP	Ontario
HCN-Revera Lessee (Bridlewood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Bridlewood Manor) LP	Ontario
HCN-Revera Lessee (Cambridge) GP Inc.	Ontario
HCN-Revera Lessee (Cambridge) LP	Ontario
HCN-Revera Lessee (Cedarcroft Place) GP Inc.	Ontario
HCN-Revera Lessee (Cedarcroft Place) LP	Ontario
HCN-Revera Lessee (Centennial Park Place) GP Inc.	Ontario
HCN-Revera Lessee (Centennial Park Place) LP	Ontario
HCN-Revera Lessee (Chateau Renoir) GP Inc.	Ontario
HCN-Revera Lessee (Chateau Renoir) LP	Ontario
HCN-Revera Lessee (Chatham) GP Inc.	Ontario

HCN-Revera Lessee (Chatham) LP	Ontario
HCN-Revera Lessee (Churchill Place) GP Inc.	Ontario
HCN-Revera Lessee (Churchill Place) LP	Ontario
HCN-Revera Lessee (Clair Matin) GP Inc.	Ontario
HCN-Revera Lessee (Clair Matin) LP	Ontario
HCN-Revera Lessee (Claremont) GP Inc.	Ontario
HCN-Revera Lessee (Claremont) LP	Ontario
HCN-Revera Lessee (Colonel By) GP Inc.	Ontario
HCN-Revera Lessee (Colonel By) LP	Ontario
HCN-Revera Lessee (Constitution Place) GP Inc.	Ontario
HCN-Revera Lessee (Constitution Place) LP	Ontario
HCN-Revera Lessee (Crofton Manor) GP Inc.	Ontario
HCN-Revera Lessee (Crofton Manor) LP	Ontario
HCN-Revera Lessee (Don Mills) GP Inc.	Ontario
HCN-Revera Lessee (Don Mills) LP	Ontario
HCN-Revera Lessee (Donway Place) GP Inc.	Ontario
HCN-Revera Lessee (Donway Place) LP	Ontario
HCN-Revera Lessee (Dorchester) GP Inc.	Ontario
HCN-Revera Lessee (Dorchester) LP	Ontario
HCN-Revera Lessee (Edgemont) GP Inc.	Ontario
HCN-Revera Lessee (Edgemont) LP	Ontario
HCN-Revera Lessee (Edinburgh) GP Inc.	Ontario
HCN-Revera Lessee (Edinburgh) LP	Ontario
HCN-Revera Lessee (Emerite de Brossard) GP Inc.	Ontario
HCN-Revera Lessee (Emerite de Brossard) LP	Ontario
HCN-Revera Lessee (Evergreen) GP Inc.	Ontario
HCN-Revera Lessee (Evergreen) LP	Ontario
HCN-Revera Lessee (Fergus Place) GP Inc.	Ontario
HCN-Revera Lessee (Fergus Place) LP	Ontario
HCN-Revera Lessee (Fleetwood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Fleetwood Villa) LP	Ontario
HCN-Revera Lessee (Forest Hill Place) GP Inc.	Ontario
HCN-Revera Lessee (Forest Hill Place) LP	Ontario
HCN-Revera Lessee (Franklin) GP Inc.	Ontario
HCN-Revera Lessee (Franklin) LP	Ontario
HCN-Revera Lessee (Glynnwood) GP Inc.	Ontario
HCN-Revera Lessee (Glynnwood) LP	Ontario
HCN-Revera Lessee (Grand Wood) GP Inc.	Ontario
HCN-Revera Lessee (Grand Wood) LP	Ontario
HCN-Revera Lessee (Greenway) GP Inc.	Ontario
HCN-Revera Lessee (Greenway) LP	Ontario
HCN-Revera Lessee (Heartland) GP Inc.	Ontario
HCN-Revera Lessee (Heartland) LP	Ontario
HCN-Revera Lessee (Heritage Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Heritage Lodge) LP	Ontario
HCN-Revera Lessee (Highland Place) GP Inc.	Ontario
HCN-Revera Lessee (Highland Place) LP	Ontario
HCN-Revera Lessee (Hollyburn House) GP Inc.	Ontario
HCN-Revera Lessee (Hollyburn House) LP	Ontario
HCN-Revera Lessee (Horizon Place) GP Inc.	Ontario
HCN-Revera Lessee (Horizon Place) LP	Ontario
HCN-Revera Lessee (Hunt Club Manor) GP Inc.	Ontario
HCN-Revera Lessee (Hunt Club Manor) LP	Ontario
HCN-Revera Lessee (Inglewood) GP Inc.	Ontario

HCN-Revera Lessee (Inglewood) LP	Ontario
HCN-Revera Lessee (Jardins du Couvent) GP Inc.	Ontario
HCN-Revera Lessee (Jardins du Couvent) LP	Ontario
HCN-Revera Lessee (Jardins Interieurs) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Interieurs) LP	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) LP	Ontario
HCN-Revera Lessee (Kensington Victoria) GP Inc.	Ontario
HCN-Revera Lessee (Kensington Victoria) LP	Ontario
HCN-Revera Lessee (Kensington) GP Inc.	Ontario
HCN-Revera Lessee (Kensington) LP	Ontario
HCN-Revera Lessee (King Gardens) GP Inc.	Ontario
HCN-Revera Lessee (King Gardens) LP	Ontario
HCN-Revera Lessee (Kingsway) GP Inc.	Ontario
HCN-Revera Lessee (Kingsway) LP	Ontario
HCN-Revera Lessee (Landmark Court) GP Inc.	Ontario
HCN-Revera Lessee (Landmark Court) LP	Ontario
HCN-Revera Lessee (Leaside) GP Inc.	Ontario
HCN-Revera Lessee (Leaside) LP	Ontario
HCN-Revera Lessee (Lundy Manor) GP Inc.	Ontario
HCN-Revera Lessee (Lundy Manor) LP	Ontario
HCN-Revera Lessee (Lynwood) GP Inc.	Ontario
HCN-Revera Lessee (Lynwood) LP	Ontario
HCN-Revera Lessee (Manoir Lafontaine) GP Inc.	Ontario
HCN-Revera Lessee (Manoir Lafontaine) LP	Ontario
HCN-Revera Lessee (Maplecrest) GP Inc.	Ontario
HCN-Revera Lessee (Maplecrest) LP	Ontario
HCN-Revera Lessee (Marian Chateau) GP Inc.	Ontario
HCN-Revera Lessee (Marian Chateau) LP	Ontario
HCN-Revera Lessee (McKenzie Towne) GP Inc.	Ontario
HCN-Revera Lessee (McKenzie Towne) LP	Ontario
HCN-Revera Lessee (Meadowlands) GP Inc.	Ontario
HCN-Revera Lessee (Meadowlands) LP	Ontario
HCN-Revera Lessee (Ogilvie Villa) GP Inc.	Ontario
HCN-Revera Lessee (Ogilvie Villa) LP	Ontario
HCN-Revera Lessee (Parkwood Court) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Court) LP	Ontario
HCN-Revera Lessee (Parkwood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Manor) LP	Ontario
HCN-Revera Lessee (Parkwood Place) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Place) LP	Ontario
HCN-Revera Lessee (Pavillon des Cedres) GP Inc.	Ontario
HCN-Revera Lessee (Pavillon des Cedres) LP	Ontario
HCN-Revera Lessee (Plymouth) GP Inc.	Ontario
HCN-Revera Lessee (Plymouth) LP	Ontario
HCN-Revera Lessee (Port Perry) GP Inc.	Ontario
HCN-Revera Lessee (Port Perry) LP	Ontario
HCN-Revera Lessee (Portobello) GP Inc.	Ontario
HCN-Revera Lessee (Portobello) LP	Ontario
HCN-Revera Lessee (Portsmouth) GP Inc.	Ontario
HCN-Revera Lessee (Portsmouth) LP	Ontario
HCN-Revera Lessee (Prince of Wales) GP Inc.	Ontario
HCN-Revera Lessee (Prince of Wales) LP	Ontario
HCN-Revera Lessee (Queenswood Villa) GP Inc.	Ontario

HCN-Revera Lessee (Queenswood Villa) LP	Ontario
HCN-Revera Lessee (Rayoak Place) GP Inc.	Ontario
HCN-Revera Lessee (Rayoak Place) LP	Ontario
HCN-Revera Lessee (Renaissance) GP Inc.	Ontario
HCN-Revera Lessee (Renaissance) LP	Ontario
HCN-Revera Lessee (River Ridge) GP Inc.	Ontario
HCN-Revera Lessee (River Ridge) LP	Ontario
HCN-Revera Lessee (Riverbend) GP Inc.	Ontario
HCN-Revera Lessee (Riverbend) LP	Ontario
HCN-Revera Lessee (Robertson House) GP Inc.	Ontario
HCN-Revera Lessee (Robertson House) LP	Ontario
HCN-Revera Lessee (Scenic Acres) GP Inc.	Ontario
HCN-Revera Lessee (Scenic Acres) LP	Ontario
HCN-Revera Lessee (St. Lawrence Place) GP Inc.	Ontario
HCN-Revera Lessee (St. Lawrence Place) LP	Ontario
HCN-Revera Lessee (Stittsville Villa) GP Inc.	Ontario
HCN-Revera Lessee (Stittsville Villa) LP	Ontario
HCN-Revera Lessee (Stone Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Stone Lodge) LP	Ontario
HCN-Revera Lessee (Sunwood) GP Inc.	Ontario
HCN-Revera Lessee (Sunwood) LP	Ontario
HCN-Revera Lessee (Terrace Gardens) GP Inc.	Ontario
HCN-Revera Lessee (Terrace Gardens) LP	Ontario
HCN-Revera Lessee (The Churchill) GP Inc.	Ontario
HCN-Revera Lessee (The Churchill) LP	Ontario
HCN-Revera Lessee (Trafalgar Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Trafalgar Lodge) LP	Ontario
HCN-Revera Lessee (Valley Stream) GP Inc.	Ontario
HCN-Revera Lessee (Valley Stream) LP	Ontario
HCN-Revera Lessee (Victoria Place) GP Inc.	Ontario
HCN-Revera Lessee (Victoria Place) LP	Ontario
HCN-Revera Lessee (Waverley/Rosewood) GP Inc.	Ontario
HCN-Revera Lessee (Waverley/Rosewood) LP	Ontario
HCN-Revera Lessee (Weber) GP Inc.	Ontario
HCN-Revera Lessee (Weber) LP	Ontario
HCN-Revera Lessee (Wellington) GP Inc.	Ontario
HCN-Revera Lessee (Wellington) LP	Ontario
HCN-Revera Lessee (Westwood) GP Inc.	Ontario
HCN-Revera Lessee (Westwood) LP	Ontario
HCN-Revera Lessee (Whitecliff) GP Inc.	Ontario
HCN-Revera Lessee (Whitecliff) LP	Ontario
HCN-Revera Lessee (Windermere on the Mount) GP Inc.	Ontario
HCN-Revera Lessee (Windermere on the Mount) LP	Ontario
HCN-Revera Lessee (Windsor) GP Inc.	Ontario
HCN-Revera Lessee (Windsor) LP	Ontario
HCP Maryland Properties, LLC	Delaware
HCRI 10301 Hagen Ranch Properties, LLC	Delaware
HCRI 1950 Sunny Crest Drive, LLC	Delaware
HCRI Allen Medical Facility, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Boardman Properties, LLC	Delaware
HCRI Connecticut Avenue Subtenant, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Emerald Holdings III, LLC	Delaware

HCRI Emerald Holdings, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Fore River Medical Facility, LLC	Delaware
HCRI Holdings Trust	Massachusetts
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI NY-NJ Properties, LLC	Delaware
HCRI of Folsom Tenant, LLC	California
HCRI of Upland Tenant, LLC	California
HCRI Pennsylvania Properties Holding Company	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Plano Medical Facility, LLC	Delaware
HCRI Purchasing, LLC	Delaware
HCRI Red Fox ManCo, LLC	Delaware
HCRI Roswell I Medical Facility, LLC	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Sun III Minnetonka Senior Living, LLC	Delaware
HCRI Sun III Tenant GP, LLC	Delaware
HCRI Sun III Tenant, LP	Delaware
HCRI Sun Three Lombard IL Senior Living, LLC	Delaware
HCRI Sun Two Baton Rouge LA Senior Living, LLC	Delaware
HCRI Sun Two Gilbert AZ Senior Living, LLC	Delaware
HCRI Sun Two Metairie LA Senior Living, LLC	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI TRS Trident Investment, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
Health Care REIT, LLC	Delaware
Health Resources Of Cinnaminson, Inc.	New Jersey
Healthcare Property Managers Of America, LLC	Florida
HealthLease U.S., Inc.	Delaware
Heat OP TRS, Inc.	Delaware
Highland Healthcare Investors, LLC	Delaware
Hilltop Health Care Center, Inc.	Delaware

Hingham Terry Drive I LLC	Delaware
HL GP, LLC	Indiana
Hunt Club Manor Facility Inc.	Ontario
I.L.S. Care Communities Inc.	Manitoba
Imperial Place Residence Inc. / Residence Place Imperiale Inc.	Qubec
Jupiter Landlord, LLC	Delaware
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
Karrington of Findlay Ltd.	Ohio
Kensington Subtenant LP	Delaware
Keystone Communities of Eagan, LLC	Minnesota
Keystone Communities of Highland Park, LLC	Delaware
Keystone Communities of Mankato, LLC	Minnesota
Keystone Communities of Prior Lake, LLC	Minnesota
Keystone Communities of Roseville, LLC	Delaware
King Street Facility Inc.	Ontario
Kingston Facility Inc.	Ontario
KSL Landlord, LLC	Delaware
Laguna Hills Subtenant LP	Delaware
Lake Mead Medical Investors Limited Partnership	Florida
Landmark Facility Inc.	Ontario
Las Palmas Subtenant LP	Delaware
Lawrence Care (Maids Moreton) Limited	United Kingdom
Le Wellesley Inc.	Qubec
Lenexa Investors II, LLC	Delaware
Lenexa Investors, LLC	Delaware
Leon Dorchester Facility Inc.	Ontario
Les Belvederes De Lachine Inc.	Canada
Les Jardins Laviolette Inc.	Qubec
Les Residences-Hotellerie Harmonie Inc.	Qubec
Lillington AL Health Investors, LP	Virginia
Lundy Manor Facility Inc.	Ontario
Maids Moreton Operations Limited	United Kingdom
Manoir Archer Inc.	Qubec
Manoir Bois De Boulogne Inc.	Qubec
Manoir et Cours de l'Atrium Inc.	Qubec
Manoir Pointe-Aux-Trembles Inc.	Qubec
Manoir St-Jerome Inc.	Qubec
Marietta Physicians LLC	Delaware
Markglen, Inc.	West Virginia
Master Metsun Three GP, LLC	Delaware
Master MetSun Three, LP	Delaware
McKenzie Towne Facility Inc.	Ontario
McKerley Health Facilities	New Hampshire
Meadowcroft London Facility Inc.	Ontario
Meadowlands Facility Inc.	Ontario
Medical Real Estate Property Managers Of America, LLC	Florida
Meerkat TRS LLC	Delaware
Meridian Healthcare, Inc.	Pennsylvania
MetSun Three Mundelein IL Senior Living, LLC	Delaware
MG Landlord II, LLC	Delaware
MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 42, LLC	Delaware

MGP 44, LLC	Delaware
MGP 45, LLC	Delaware
MGP 46, LLC	Delaware
MGP 47, LLC	Delaware
MGP 50, LLC	Delaware
MGP 51, LLC	Delaware
MGP 52, LLC	Delaware
MGP 7278 Rosemont Circle, LLC	Delaware
MGP Gilroy, LLC	Delaware
MGP Green Valley Ranch, LLC	Delaware
MGP Willow Glen, LLC	Delaware
MGP X, LLC	Delaware
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Midpark Way S.E. Property Inc.	British Columbia
Mill Creek Real Estate Partners, LLC	Delaware
Mill Hill Retirement Facility Inc.	Ontario
Mission Viejo Subtenant LP	Delaware
ML Marion, L.P.	Indiana
Moline Physicians, LLC	Delaware
Montgomery Nursing Homes, Inc.	Pennsylvania
Monticello Healthcare Properties, LLC	Delaware
Moorestown Physicians, LLC	Delaware
Mount Vernon Physicians, LLC	Delaware
Mountain View Tenant, LLC	Delaware
MPG Crawfordsville, L.P.	Indiana
MPG Healthcare L.P.	Indiana
MS Arlington, L.P.	Indiana
MS Avon, L.P.	Indiana
MS Bradner, L.P.	Indiana
MS Brecksville, L.P.	Indiana
MS Castleton, L.P.	Indiana
MS Chatham, L.P.	Indiana
MS Chesterfield, L.P.	Indiana
MS Danville, L.P.	Indiana
MS Kokomo, L.P.	Indiana
MS Mishawaka, L.P.	Indiana
MS Springfield, L.P.	Indiana
MS Stafford, L.P.	Indiana
MS Wabash, L.P.	Indiana
MS Westfield, L.P.	Indiana
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
Narrows Glen Subtenant LP	Delaware
NC Sparti LLC	Delaware
Northbridge Burlington Subtenant LLC	Delaware
Northbridge Dartmouth Subtenant LLC	Delaware
Northbridge Needham Subtenant LLC	Delaware
Northbridge Newburyport Subtenant LLC	Delaware
Northbridge Plymouth Subtenant LLC	Delaware
Northbridge Tewksbury Subtenant LLC	Delaware
Oakland Care Centre Limited	United Kingdom
Ogilvie Facility Inc.	Ontario
Oshawa Facility Inc.	Ontario
Ottershaw Property Holdings S.a.r.l.	Luxembourg

Overland Park Tenant, LLC	Delaware
Palmer Healthcare Investors LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Parkland Commons Subtenant, LLC	Delaware
Pelican Marsh Subtenant, LLC	Delaware
Pelican Point Subtenant, LLC	Delaware
Pleasant View Retirement Limited Liability Company	Delaware
Portage Care 2015, LLC	Michigan
Portsmouth Facility Inc.	Ontario
Potomac Acquisition LLC	Delaware
Poughkeepsie Hopewell Junction LLC	Delaware
PSL Associates - Brockport, Inc.	Virginia
PSL Associates - Queensbury, Inc.	Virginia
PSL Associates, LLC	Delaware
PVL Landlord - BC, LLC	Delaware
PVL Landlord - STL Hills, LLC	Delaware
PVL Tenant - BC, LLC	Delaware
PVL Tenant - Hermitage, LLC	Delaware
PVL Tenant - Panama City, LLC	Delaware
PVL Tenant - STL Hills, LLC	Delaware
PVL Tenant - Thomasville, LLC	Delaware
Queensbury Tenant, LLC	Delaware
Queenswood Facility Inc.	Ontario
RC 101 E 87th Ave LLC	Delaware
RC 12188A North Meridian St LLC	Delaware
RC 12188B North Meridian St LLC	Delaware
RC 135 Bunton Creek Rd LLC	Delaware
RC 1501 N Florence Ave LLC	Delaware
RC 1530 Needmore Rd LLC	Delaware
RC 1815 E Lake Mead Blvd LLC	Delaware
RC 1900 N Loop W Fwy LLC	Delaware
RC 1921 Waldemere St LLC	Delaware
RC 195 Fore River Pkwy LLC	Delaware
RC 1950 Sunny Crest Dr LLC	Delaware
RC 2222 S Harbor City Blvd 1070 Prospect Ave LLC	Delaware
RC 23351 Prairie Star Pkwy LLC	Delaware
RC 300 W Country Club Rd LLC	Delaware
RC 350 W Country Club Rd LLC	Delaware
RC 4515 Premier Dr LLC	Delaware
RC 5282 Medical Dr LLC	Delaware
RC 550 Orchard Park Rd LLC	Delaware
RC 5655 Hudson Dr LLC	Delaware
RC 601 W Country Club Rd LLC	Delaware
RC 6424 E Broadway Rd LLC	Delaware
RC 6635 Lake Dr LLC	Delaware
RC 701 White Pond Dr LLC	Delaware
RC 7916 Jefferson Blvd LLC	Delaware
RC 8120 Timberlake Way LLC	Delaware
RC 8800 W 75th St LLC	Delaware
RC 8901 W 74th St LLC	Delaware
RC 9301 W 74th St LLC	Delaware
RC 9330 Poppy Dr LLC	Delaware
RC Princeton Ave SW LLC	Delaware
Redmond Partners, LLC	Delaware

Regal Lifestyle (Birkdale) Inc.	Ontario
Regal Lifestyle (Chatham) Inc.	Ontario
Regal Lifestyle (Grand Wood) Inc.	Ontario
Regal Lifestyle (Lynwood) Inc.	Ontario
Regal Lifestyle (Port Perry) Inc.	Ontario
Regency Subtenant LP	Delaware
Renoir Facility Inc.	Ontario
Residence Notre-Dame (Victoriaville) Inc.	Qubec
Restful Homes (Birmingham) Limited	United Kingdom
Restful Homes (Milton Keynes) Ltd.	United Kingdom
Restful Homes Developments Ltd.	United Kingdom
Restful Homes I Holding Company Ltd	Jersey
Riverbend Facility Inc.	Ontario
RRR SAS Facilities Inc.	Ontario
RSF REIT V GP, L.L.C.	Texas
RSF REIT V SP GP, L.L.C.	Texas
RSF REIT V SP, L.L.C.	Delaware
RSF REIT V, LLC	Maryland
RSF SP Franklin V L.P.	Texas
RSF SP Harnett V, L.P.	Texas
RSF SP Liberty Ridge V L.P.	Texas
RSF SP Lillington AL V, L.P.	Texas
RSF SP Meadowview V L.P.	Texas
RSF SP Oakwood V, L.P.	Texas
RSF SP Scranton AL V, L.P.	Texas
RSF SP Scranton V, L.P.	Texas
RSF SP Smithfield V L.P.	Texas
RSF SP Stroudsburg V, L.P.	Texas
RSF SP Wrightsville V L.P.	Texas
Saints Investments Limited	United Kingdom
Santa Monica GP, LLC	Delaware
Scranton AL Investors, LLC	Virginia
Scranton Health Investors, LLC	Virginia
Senior Living Ankeny, LLC	Delaware
Senior Living Grove City, LLC	Michigan
Senior Living Pella, LLC	Delaware
Senior Living Portage, LLC	Michigan
Senior Living Waukee, LLC	Delaware
Senior Star Investments I, LLC	Delaware
Senior Star Investments Kenwood, LLC	Delaware
Senior Star Kenwood Holdco, LLC	Delaware
Senior Star Tenant Kenwood, LLC	Delaware
Senior Star Tenant, LLC	Delaware
Senior Star Wexford Tenant, LLC	Delaware
Seniors Housing Investment III REIT Inc.	Maryland
Shawnee Mission Investors II, LLC	Delaware
Shawnee Mission Investors, LLC	Delaware
Shelbourne Senior Living Limited	United Kingdom
Sierra Pointe Subtenant LP	Delaware
Signature Devco 2 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 3 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 4 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 5 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 6 Property Holdings S.a.r.l.	Luxembourg

Signature Senior Landlord, LLC	Delaware
Silverado Senior Living Calabasas, Inc.	California
Silverado Senior Living Salt Lake City, Inc.	Delaware
Silverado Senior Living, Inc.	California
Simi Hills Subtenant LP	Delaware
SIPL Aurora Propco Ltd	Jersey
SIPL Finco S.a.r.l	Luxembourg
SIPL Finco TRS S.a.r.l.	Luxembourg
SIPL Holdco Ltd	Jersey
SIPL Investments S.a.r.l	Luxembourg
SIPL Partner 1 S.a.r.l	Luxembourg
SIPL Partner 10 S.a.r.l	Luxembourg
SIPL Partner 11 S.a.r.l	Luxembourg
SIPL Partner 2 S.a.r.l	Luxembourg
SIPL Partner 3 S.a.r.l	Luxembourg
SIPL Partner 4 S.a.r.l	Luxembourg
SIPL Partner 5 S.a.r.l	Luxembourg
SIPL Partner 6 S.a.r.l	Luxembourg
SIPL Partner 7 S.a.r.l	Luxembourg
SIPL Partner 8 S.a.r.l	Luxembourg
SIPL Partner 9 S.a.r.l	Luxembourg
SIPL Propco NV Ltd	Jersey
SIPL Quantum Propco Ltd	Jersey
SIPL Saints Bristol Propco Limited	United Kingdom
SIPL Saints Leicester Propco Limited	United Kingdom
SIPL Saints Propco Ltd	Jersey
SIPL Sunrise Propco Ltd	Jersey
South Valley Medical Building L.L.C.	Minnesota
South Valley Venture, LLC	Minnesota
SP Green Ridge, LLC	Virginia
SP Harnett, LLC	Virginia
SP Lillington, LLC	Virginia
SP Virginia Beach, LLC	Virginia
SP Whitestone, LLC	Virginia
SSL Tenant, LLC	Delaware
St. Anthony Physicians, LLC	Delaware
St. Clare Physicians, LLC	Delaware
Stamford Physicians, LLC	Delaware
Sterling Investment Partners Ltd	Jersey
Sterling Midco Limited	United Kingdom
Stittsville Facility Inc.	Ontario
Stroudsburg Health Investors, LLC	Virginia
Subtenant 10120 Louetta Road, LLC	Delaware
Subtenant 10225 Cypresswood Drive, LLC	Delaware
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 11330 Farrah Lane, LLC	Delaware
Subtenant 1221 Seventh Street, LLC	Delaware
Subtenant 125 W. Sierra Madre Avenue, LLC	Delaware
Subtenant 1301 Ralston Avenue, LLC	Delaware
Subtenant 14058 A Bee Cave Parkway, LLC	Delaware
Subtenant 1430 East 4500 South, LLC	Delaware
Subtenant 1500 Borden Road, LLC	Delaware
Subtenant 1936 Brookdale Road, LLC	Delaware
Subtenant 22955 Eastex Freeway, LLC	Delaware

Subtenant 240 E. Third Street, LLC	Delaware
Subtenant 25100 Calabasas Road, LLC	Delaware
Subtenant 30311 Camino Capistrano, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 335 Saxony Road, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 3611 Dickason Avenue, LLC	Delaware
Subtenant 3690 Mapleshade Lane, LLC	Delaware
Subtenant 514 N. Prospect Avenue, LLC	Delaware
Subtenant 550 America Court, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7001 Bryant Irvin Road, LLC	Delaware
Subtenant 7950 Baybranch Drive, LLC	Delaware
Subtenant 800 C-Bar Ranch Trail, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Subtenant 9410 E. Thunderbird, LLC	Delaware
Sun City Center Subtenant, LLC	Delaware
Sunrise at Gardner Park Limited Partnership	Massachusetts
Sunrise Beach Cities Assisted Living, L.P.	California
Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	Virginia
Sunrise Gardner Park GP, Inc.	Massachusetts
Sunrise Home Help Services Limited	United Kingdom
Sunrise Louisville KY Senior Living, LLC	Kentucky
Sunrise of Beaconsfield G.P. Inc.	New Brunswick
Sunrise of Beaconsfield, LP	Ontario
Sunrise of Blainville G.P. Inc.	New Brunswick
Sunrise of Blainville, LP	Ontario
Sunrise of Dollard des Ormeaux G.P. Inc.	New Brunswick
Sunrise of Dollard des Ormeaux, LP	Ontario
Sunrise Operations Bagshot II Limited	United Kingdom
Sunrise Operations Banstead Limited	United Kingdom
Sunrise Operations Bassett Limited	United Kingdom
Sunrise Operations Beaconsfield Limited	United Kingdom
Sunrise Operations Bramhall II Limited	United Kingdom
Sunrise Operations Cardiff Limited	United Kingdom
Sunrise Operations Chorleywood Limited	United Kingdom
Sunrise Operations Eastbourne Limited	United Kingdom
Sunrise Operations Edgbaston Limited	United Kingdom
Sunrise Operations Elstree Limited	United Kingdom
Sunrise Operations Esher Limited	United Kingdom
Sunrise Operations Fleet Limited	United Kingdom
Sunrise Operations Guildford Limited	United Kingdom
Sunrise Operations Hale Barns Limited	United Kingdom
Sunrise Operations Purley Limited	United Kingdom
Sunrise Operations Solihull Limited	United Kingdom
Sunrise Operations Sonning Limited	United Kingdom
Sunrise Operations Southbourne Ltd.	United Kingdom
Sunrise Operations Tettenhall Ltd.	United Kingdom
Sunrise Operations UK Limited	United Kingdom
Sunrise Operations V.W. Limited	United Kingdom
Sunrise Operations Westbourne Limited	United Kingdom
Sunrise Operations Weybridge Limited	United Kingdom
Sunrise Operations Winchester Limited	United Kingdom
Sunrise UK Operations Limited	United Kingdom

Sunrise/Inova McLean Assisted Living, L.L.C.	Virginia
SZR Beaconsfield Inc.	New Brunswick
SZR Blainville Inc.	New Brunswick
SZR Dollard des Ormeaux, Inc.	New Brunswick
Tampa Bay Subtenant, LLC	Delaware
Terrace Gardens Retirement Facility Inc.	Ontario
The Apple Valley Limited Partnership	Massachusetts
The Apple Valley Partnership Holding Company, Inc.	Pennsylvania
The Courtyards Subtenant, LLC	Delaware
The Renaissance Resort Retirement Living Inc. / Complexe De Residence Renaissance Inc.	Canada
Thousand Oaks Property Owner LLC	Delaware
Trafalgar Facility Inc.	Ontario
Urban Senior Living Holdco LLC	Delaware
Urban Senior Living JV LLC	Delaware
Urban Senior Living REIT LLC	Delaware
Valleyview Drive S.W. Property Inc.	British Columbia
Vankleek Facility Inc.	Ontario
Ventana Canyon Tenant, LLC	Delaware
Villa Chicoutimi Inc.	Qubec
Villa de L'Estrie Inc.	Qubec
Villa du Saguenay Inc.	Qubec
Villa Jonquiere Inc.	Qubec
Villa Rive-Sud Inc.	Qubec
Virginia Beach Health Investors, LLC	Virginia
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
W TCG Burleson AL, LLC	Delaware
Warwick Associates Of Rhode Island, L.P.	Delaware
Waterleaf 20 Medical Office Condominiums, Inc.	Texas
WELL 2010 LLC	Delaware
WELL 2010 REIT LLC	Delaware
WELL 4865 MacArthur Blvd LLC	Delaware
WELL Balfour Landlord LLC	Delaware
WELL Balfour Tenant LLC	Delaware
WELL BL OpCo LLC	Delaware
WELL BL Potomac Operator LLC	Delaware
WELL Brandywine Howell LLC	Delaware
WELL Frontier Landlord LLC	Delaware
WELL Frontier Tenant LLC	Delaware
WELL I-A Properties LLC	Delaware
WELL Ibis Portfolio Member LLC	Delaware
WELL LCB Landlord LLC	Delaware
WELL LCB Portfolio 1 Landlord LLC	Delaware
WELL LCB Portfolio 1 Tenant LLC	Delaware
WELL LCB Tenant LLC	Delaware
WELL Los Gatos LLC	Delaware
WELL M&O Haymarket JV LLC	Delaware
WELL Mezzanine Lender LLC	Delaware
WELL OSL Carmichael LLC	Delaware
WELL OSL DownREIT Holdco LLC	Delaware
WELL OSL DownREIT JV Landlord LLC	Delaware
WELL OSL DownREIT Member LLC	Delaware
WELL OSL EL Dorado LLC	Delaware
WELL OSL North Fresno	Delaware

WELL OSL Orange LLC	Delaware
WELL OSL Pacific Beach LLC	Delaware
WELL OSL Redding LLC	Delaware
WELL Pappas Berkeley Owner LLC	Delaware
WELL Pappas Corporate Parcel Owner LLC	Delaware
WELL PM Properties LLC	Delaware
WELL Properties Intermediate Holdco LLC	Delaware
WELL SP Grove City Landlord LLC	Delaware
WELL SP Landlord LLC	Delaware
WELL SP Tenant LLC	Delaware
WellClover Holdings LLC	Delaware
WellClover TRS LLC	Delaware
WellClover Venture LLC	Delaware
Wellesley Washington Street Housing I LLC	Delaware
Welltower 1915 North 34th Street, LLC	Wisconsin
Welltower 1950 Sunny Crest Drive GP, LLC	Delaware
Welltower 1950 Sunny Crest Drive, LP	Delaware
Welltower 2130 Continental Drive, LLC	Wisconsin
Welltower 5017 South 110th Street, LLC	Wisconsin
Welltower Ballard LLC	Minnesota
Welltower BV Westwood PropCo GP LLC	Delaware
Welltower Canadian Services TRS GP LTD.	Ontario
Welltower Canadian Services TRS LP	Ontario
Welltower Carmichael Tenant LLC	Delaware
Welltower CCRC OpCo LLC	Delaware
Welltower Charitable Foundation	Delaware
Welltower Cogir Landlord, LP	Delaware
Welltower Cogir Tenant, LLC	Delaware
Welltower Colorado Properties LLC	Delaware
Welltower Eclipse Issaquah PropCo LLC	Delaware
Welltower Eclipse Issaquah TRS LLC	Delaware
Welltower FLEX LLC	Delaware
Welltower HealthCare Properties II LLC	Delaware
Welltower HealthCare Properties LLC	Delaware
Welltower HealthCare Venture Properties LLC	Delaware
Welltower Iowa Holdco LLC	Delaware
Welltower Kisco RIDEA Holdco GP LLC	Delaware
Welltower Kisco RIDEA Holdco LP	Delaware
Welltower Kisco RIDEA Landlord, LLC	Delaware
Welltower Kisco RIDEA Tenant, LLC	Delaware
Welltower KSL Owner LLC	Delaware
Welltower Landlord Group LLC	Delaware
Welltower Management Company Holdco LLC	Delaware
Welltower Mission Viejo Medical Center JV, LLC	Delaware
Welltower NNN Group LLC	Delaware
Welltower North Fresno Tenant LLC	Delaware
Welltower Northbridge Landlord LLC	Delaware
Welltower Northbridge Tenant LLC	Delaware
Welltower OM Group LLC	Delaware
Welltower OM Member JV GP LLC	Delaware
Welltower OM Member JV LP	Delaware
Welltower OM Member REIT LLC	Delaware
Welltower OM PropCo GP LLC	Delaware
Welltower OpCo Group LLC	Delaware

Welltower Orange Tenant LLC	Delaware
Welltower Pacific Beach Tenant LLC	Delaware
Welltower Pegasus Landlord, LLC	Delaware
Welltower Pegasus Tenant, LLC	Delaware
Welltower Pegasus TRS LLC	Delaware
Welltower Portfolio Tenant LLC	Delaware
Welltower PropCo Group Borrower LLC	Delaware
Welltower PropCo Group LLC	Delaware
Welltower Redding Tenant LLC	Delaware
Welltower REIT Holdings LLC	Delaware
Welltower TCG NNN Landlord, LLC	Delaware
Welltower TCG RIDEA Landlord, LLC	Delaware
Welltower TCG RIDEA Tenant, LLC	Delaware
Welltower Tenant Group LLC	Delaware
Welltower TRS Holdco LLC	Delaware
Welltower Victory II GP LLC	Delaware
Welltower Victory II JV LP	Delaware
Welltower Victory II Landlord LP	Delaware
Welltower Victory II OpCo LLC	Delaware
Welltower Victory II PropCo LLC	Delaware
Welltower Victory II REIT LLC	Delaware
Welltower Victory II Tenant LP	Delaware
Welltower Victory II TRS LLC	Delaware
Welltower Victory III Landlord LLC	Delaware
Welltower Victory III OpCo LLC	Delaware
Welltower Victory III Tenant LP	Delaware
Welltower Victory III TRS LLC	Delaware
Westford Littleton Road I LLC	Delaware
Westminster Junction Venture, LLC	Minnesota
White Plains Associates Lessee LLC	Delaware
White Plains Associates LLC	Delaware
White Plains Garage Developer LLC	Delaware
White Plains Senior Housing Lessee LLC	Delaware
White Plains Senior Housing Owner LLC	Delaware
Wimbledon Opco Limited	United Kingdom
Windrose 310 Properties, L.L.C.	Tennessee
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Lake Mead Properties, L.L.C.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Princeton Properties, L.L.C.	Delaware
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT St. Louis I Management, LLC	Delaware

WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tulsa Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WR Brentwood Propco S.a.r.l.	Luxembourg
WR Coombe Propco S.a.r.l.	Luxembourg
WR Epsom Propco S.a.r.l.	Luxembourg
WR GP Limited	Jersey
WR Hindhead Propco S.a.r.l.	Luxembourg
WR Holdco 2 S.a.r.l.	Luxembourg
WR Holdco S.a.r.l.	Luxembourg
WR Investment Partners Limited	Jersey
WR Limited Partnership	Jersey
WR Midco Limited	United Kingdom
WR Signature DP 2 S.a.r.l.	Luxembourg
WR Signature Operations Limited	United Kingdom
WT UK OPCO 1 Limited	United Kingdom
WT UK OpCo 2 Limited	United Kingdom
WT UK OpCo 3 Limited	United Kingdom